Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  August 14, 2002
                                                 -------------------------------


                            PATIENT INFOSYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     0-22319
                       ---------------------------------
                            (Commission File Number)


              Delaware                                   16-1476509
  --------------------------------------------------------------------------
(State or Other Jurisdiction of Incorporation)(IRS Employer Identification No.)



46 Prince Street, Rochester, New York                                14607
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code  (585) 242-7200
                                                    ---------------

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE.

     On August 14, 2002, Patient Infosystems, Inc. (the "Company") submitted to the Securities and Exchange Commission the certification of the Company's report on Form 10-Q for the quarter ended June 30, 2002 by its chief executive officer and principal accounting officer as required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PATIENT INFOSYSTEMS, INC.

Date:  August 14, 2002                        By: /s/ Roger L. Chaufournier
                                                  ------------------------------
                                                      Roger L. Chaufournier
                                                      Chief Executive Officer


NWK3: 681522.01